JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from September 1, 2015 to February 29, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 9/8/2015
Issuer Canadian Pacific Railway Company (CP 6.125% September 15, 2115)
Cusip 13645RAX2
Bonds 864,000
Offering Price $100.000
Spread 1.00%
Cost $864,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 1.86%
Syndicate Members BAML,BMO,CIBC,CITI,HSBCL,JPM,MS,NBF,RBCCM,SCOTIA,SMFGRP,TDSECS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 9/8/2015
Issuer KeyCorp (KEY 2.90% September 15, 2020)
Cusip 49326EEF6
Bonds 315,000
Offering Price $99.982
Spread 0.35%
Cost $314,943
Dealer Executing Trade KeyBanc Capital Markets, Inc.
% of Offering  purchased by firm 2.65%
Syndicate Members GS,JPM,KEYBCM,MS
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/8/2015
Issuer KeyCorp (KEY 2.90% September 15, 2020)
Cusip 49326EEF6
Bonds 56,000
Offering Price $99.982
Spread 0.35%
Cost $55,990
Dealer Executing Trade KeyBanc Capital Markets, Inc.
% of Offering  purchased by firm 2.65%
Syndicate Members GS,JPM,KEYBCM,MS
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2015
Issuer Gilead Sciences Inc (GILD 3.25% September 1, 2022)
Cusip 375558BC6
Bonds 539,000
Offering Price $99.859
Spread 0.40%
Cost $538,240
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/9/2015
Issuer Gilead Sciences Inc (GILD 3.25% September 1, 2022)
Cusip 375558BC6
Bonds 59,000
Offering Price $99.859
Spread 0.40%
Cost $58,917
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,JPM
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2015
Issuer Gilead Sciences Inc (GILD 4.60% September 1, 2035)
Cusip 375558BG7
Bonds 106,000
Offering Price $99.665
Spread 0.88%
Cost $105,645
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.27%
Syndicate Members BAML,BARCS,HSBCL,JPM,MIZUHO,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2015
Issuer Lowe's Companies Inc. (LOW 3.375% September 15, 2025)
Cusip 548661DH7
Bonds 268,000
Offering Price $99.421
Spread 0.45%
Cost $266,448
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.63%
Syndicate Members BAML,JPM,SUN
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/9/2015
Issuer Lowe's Companies Inc. (LOW 3.375% September 15, 2025)
Cusip 548661DH7
Bonds 119,000
Offering Price $99.421
Spread 0.45%
Cost $118,311
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.63%
Syndicate Members BAML,JPM,SUN
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2015
Issuer Pentair Finance S.A. (PNR 2.90% September 15, 2018)
Cusip 709629AM1
Bonds 981,000
Offering Price $99.940
Spread 0.40%
Cost $980,411
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.06%
Syndicate Members BAML,CITI,JPM,MUFG,USB
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/9/2015
Issuer Pentair Finance S.A. (PNR 2.90% September 15, 2018)
Cusip 709629AM1
Bonds 98,000
Offering Price $99.940
Spread 0.40%
Cost $97,941
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.06%
Syndicate Members BAML,CITI,JPM,MUFG,USB
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/9/2015
Issuer Tyco International Finance S.A. (TYC 3.90% February 14, 2026)
Cusip 902118BS6
Bonds 25,000
Offering Price $99.284
Spread 0.65%
Cost $24,821
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.66%
Syndicate Members DB,GS,MS,BBVA,BNPPAR,BNYM,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2015
Issuer Tyco International Finance S.A. (TYC 5.125% February 14, 2045)
Cusip 902118BT4
Bonds 223,000
Offering Price $99.469
Spread 0.88%
Cost $221,816
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.64%
Syndicate Members DB,GS,MS,BBVA,BNPPAR,BNYM,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2015
Issuer Biogen Inc (BIIB 5.20% September 15, 2045)
Cusip 09062XAD5
Bonds 250,000
Offering Price $99.294
Spread 0.88%
Cost $248,235
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.31%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2015
Issuer Biogen Inc (BIIB 3.625% September 15, 2022)
Cusip 09062XAE3
Bonds 918,000
Offering Price $99.920
Spread 0.63%
Cost $917,266
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.11%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2015
Issuer Biogen Inc (BIIB 3.625% September 15, 2022)
Cusip 09062XAE3
Bonds 184,000
Offering Price $99.920
Spread 0.63%
Cost $183,853
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.11%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2015
Issuer Danaher Corporation (DHR 2.40% September 15, 2020)
Cusip 235851AP7
Bonds 420,000
Offering Price $99.757
Spread 0.45%
Cost $418,979
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 3.92%
Syndicate Members BARCS,CITI,JEFLLC,JPM,MUFG,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2015
Issuer Danaher Corporation (DHR 2.40% September 15, 2020)
Cusip 235851AP7
Bonds 84,000
Offering Price $99.757
Spread 0.45%
Cost $83,796
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 3.92%
Syndicate Members BARCS,CITI,JEFLLC,JPM,MUFG,WFC
Fund JPMorgan Core Bond Trust
Trade Date 9/21/2015
Issuer Louisville Gas and Electric Company (PPL 3.30% October 1, 2025)
Cusip 546676AW7
Bonds 424,000
Offering Price $99.957
Spread 0.65%
Cost $423,818
Dealer Executing Trade BNP Paribas Securities Corp
% of Offering  purchased by firm 1.59%
Syndicate Members BNPPAR,GS,JPM,MIZUHO
Fund JPMorgan Core Bond Trust
Trade Date 9/23/2015
Issuer Sysco Corporation (SYY 3.75% October 1, 2025)
Cusip 871829AZ0
Bonds 291,000
Offering Price $100.000
Spread 0.45%
Cost $291,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.23%
Syndicate Members GS,HSBCL,JPM,TDSECS,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/23/2015
Issuer Sysco Corporation (SYY 3.75% October 1, 2025)
Cusip 871829AZ0
Bonds 100,000
Offering Price $100.000
Spread 0.45%
Cost $100,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.23%
Syndicate Members GS,HSBCL,JPM,TDSECS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 10/7/2015
Issuer General Motors Financial Company, Inc. (GM 3.10% January 15, 2019)
Cusip 37045XBB1
Bonds 489,000
Offering Price $99.954
Spread 0.25%
Cost $488,775
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.44%
Syndicate Members BAML,DB,JPM,LLOYDS,SG
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/7/2015
Issuer General Motors Financial Company, Inc. (GM 3.10% January 15, 2019)
Cusip 37045XBB1
Bonds 130,000
Offering Price $99.954
Spread 0.25%
Cost $129,940
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.44%
Syndicate Members BAML,DB,JPM,LLOYDS,SG
Fund JPMorgan Core Bond Trust
Trade Date 10/8/2015
Issuer Invesco Finance plc (IVZ 3.75% January 15, 2026)
Cusip 46132FAD2
Bonds 390,000
Offering Price $99.742
Spread 0.65%
Cost $388,994
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.85%
Syndicate Members CITI, BAML, MS,BNYM,CIBC,HSBC,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/8/2015
Issuer Invesco Finance plc (IVZ 3.75% January 15, 2026)
Cusip 46132FAD2
Bonds 125,000
Offering Price $99.742
Spread 0.65%
Cost $124,678
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.85%
Syndicate Members CITI, BAML, MS,BNYM,CIBC,HSBC,JPM
Fund JPMorgan Core Bond Trust
Trade Date 10/26/2015
Issuer Capital One Financial Corporation (COF 4.20% October 29, 2025)
Cusip 14040HBJ3
Bonds 462,000
Offering Price $99.992
Spread 0.45%
Cost $461,963
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.90%
Syndicate Members CAPFIN,CITI,CS,DB,JPM
Fund JPMorgan Core Bond Trust
Trade Date 10/27/2015
Issuer ACE INA Holdings (ACE 2.30% November 3, 2020)
Cusip 00440EAT4
Bonds 380,000
Offering Price $99.944
Spread 0.35%
Cost $379,787
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.63%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 10/27/2015
Issuer ACE INA Holdings (ACE 2.875% November 3, 2022)
Cusip 00440EAU1
Bonds 533,000
Offering Price $99.874
Spread 0.40%
Cost $532,328
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.55%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/27/2015
Issuer ACE INA Holdings (ACE 2.875% November 3, 2022)
Cusip 00440EAU1
Bonds 130,000
Offering Price $99.874
Spread 0.40%
Cost $129,836
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.55%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 10/27/2015
Issuer Hyundai Capital America (HYNMTR 2.40% October 30, 2018 144A)
Cusip 44891AAC1
Bonds 526,000
Offering Price $99.988
Spread 0.25%
Cost $525,937
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.53%
Syndicate Members BAML,BNPPAR,CACIB,CITI,DB,JPM,TDSECS
Fund JPMorgan Core Bond Trust
Trade Date 10/27/2015
Issuer Prologis, L.P. (PLD 3.75% November 1, 2025)
Cusip 74340XBE0
Bonds 133,000
Offering Price $99.381
Spread 0.65%
Cost $132,177
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members BAML,CITI,GS,JPM,MS,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/27/2015
Issuer Prologis, L.P. (PLD 3.75% November 1, 2025)
Cusip 74340XBE0
Bonds 38,000
Offering Price $99.381
Spread 0.65%
Cost $37,765
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members BAML,CITI,GS,JPM,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 A (FCAT 2015-3 A 2.38% October 15, 2020 144A)
Cusip 33843LAA3
Bonds 5,747,000
Offering Price $100.000
Spread 0.40%
Cost $5,746,982
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 A (FCAT 2015-3 A 2.38% October 15, 2020 144A)
Cusip 33843LAA3
Bonds 766,000
Offering Price $100.000
Spread 0.40%
Cost $765,998
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 B (FCAT 2015-3 B 3.68% March 15, 2022 144A)
Cusip 33843LAB1
Bonds 757,000
Offering Price $99.979
Spread 0.40%
Cost $756,843
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 B (FCAT 2015-3 B 3.68% March 15, 2022 144A)
Cusip 33843LAB1
Bonds 114,000
Offering Price $99.979
Spread 0.40%
Cost $113,976
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 C (FCAT 2015-3 C 4.65% March 15, 2022 144A)
Cusip 33843LAC9
Bonds 756,000
Offering Price $99.969
Spread 0.40%
Cost $755,765
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 21.93%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/28/2015
Issuer Flagship Credit Auto Trust 2015-3 C (FCAT 2015-3 C 4.65% March 15, 2022 144A)
Cusip 33843LAC9
Bonds 113,000
Offering Price $99.969
Spread 0.40%
Cost $112,965
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 21.93%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 10/29/2015
Issuer Mead Johnson Nutrition Company (MJN 4.125% November 15, 2025)
Cusip 582839AH9
Bonds 153,000
Offering Price $99.958
Spread 0.65%
Cost $152,936
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.85%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/29/2015
Issuer Mead Johnson Nutrition Company (MJN 4.125% November 15, 2025)
Cusip 582839AH9
Bonds 92,000
Offering Price $99.958
Spread 0.65%
Cost $91,961
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.85%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 10/29/2015
Issuer Mead Johnson Nutrition Company (MJN 3.00% November 15, 2020)
Cusip 582839AJ5
Bonds 317,000
Offering Price $99.902
Spread 0.60%
Cost $316,689
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.66%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 10/29/2015
Issuer Microsoft Corporation (MSFT 4.20% November 3, 2035)
Cusip 594918BK9
Bonds 615,000
Offering Price $99.718
Spread 0.88%
Cost $613,266
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.52%
Syndicate Members BAML,BARCS,CITI,GS,HSBCL,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 10/29/2015
Issuer Microsoft Corporation (MSFT 4.75% November 3, 2055)
Cusip 594918BM5
Bonds 639,000
Offering Price $99.627
Spread 0.88%
Cost $636,617
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.84%
Syndicate Members BAML,BARCS,CITI,GS,HSBCL,JPM,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/3/2015
Issuer AmeriCredit Automobile Receivables Trust 2015-4 A3 (AMCAR 2015-4 A3 1.70% July 8, 2020)
Cusip 03065MAD9
Bonds 150,000
Offering Price $99.981
Spread 0.35%
Cost $149,972
Dealer Executing Trade Wells Fargo & Company
% of Offering  purchased by firm 9.20%
Syndicate Members CS,GS,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 11/5/2015
Issuer Halliburton Company (HAL 3.375% November 15, 2022)
Cusip 406216BH3
Bonds 204,000
Offering Price $99.919
Spread 0.40%
Cost $203,835
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.51%
Syndicate Members BAML,CITI,CS,DB,HSBC,MIZUHO
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/5/2015
Issuer Halliburton Company (HAL 3.375% November 15, 2022)
Cusip 406216BH3
Bonds 153,000
Offering Price $99.919
Spread 0.40%
Cost $152,876
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.51%
Syndicate Members BAML,CITI,CS,DB,HSBC,MIZUHO
Fund JPMorgan Core Bond Trust
Trade Date 11/5/2015
Issuer Halliburton Company (HAL 4.85% November 15, 2035)
Cusip 406216BJ9
Bonds 193,000
Offering Price $99.974
Spread 0.75%
Cost $192,950
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members BAML,CITI,CS,DB,HSBC,MIZUHO
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/16/2015
Issuer Florida Power & Light Company (NEE 3.125% December 1, 2025)
Cusip 341081FM4
Bonds 400,000
Offering Price $99.837
Spread 0.65%
Cost $399,348
Dealer Executing Trade US Bancorp Investments
% of Offering  purchased by firm 2.66%
Syndicate Members BNPPAR,JPM,MUFG,SCOTIA,TDSECS,USB
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2015
Issuer Lockheed Martin Corporation (LMT 3.10% January 15, 2023)
Cusip 539830BG3
Bonds 131,000
Offering Price $99.361
Spread 0.40%
Cost $130,163
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.05%
Syndicate Members BAML,CACIB,CITI,GS,JPM,MIZUHO,MS,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/16/2015
Issuer Lockheed Martin Corporation (LMT 3.10% January 15, 2023)
Cusip 539830BG3
Bonds 74,000
Offering Price $99.361
Spread 0.40%
Cost $73,527
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.05%
Syndicate Members BAML,CACIB,CITI,GS,JPM,MIZUHO,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2015
Issuer Lockheed Martin Corporation (LMT 4.50% May 15, 2036)
Cusip 539830BK4
Bonds 167,000
Offering Price $98.124
Spread 0.75%
Cost $163,867
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.08%
Syndicate Members BAML,CACIB,CITI,GS,JPM,MIZUHO,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 11/19/2015
Issuer Bunge Limited Finance Corp. (BG 3.50% November 24, 2020)
Cusip 120568AW0
Bonds 95,000
Offering Price $99.914
Spread 0.60%
Cost $94,918
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.30%
Syndicate Members CITI,HSBCL,JPM,MIZUHO
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/19/2015
Issuer Freddie Mac KF12 A (FHMS KF12 A FRN September 25, 2022)
Cusip 3137BM6D3
Bonds 764,000
Offering Price $100.000
Spread 0.25%
Cost $764,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.14%
Syndicate Members BARCS,GS,JPM,PNC
Fund JPMorgan Core Bond Trust
Trade Date 11/30/2015
Issuer Roper Technologies Inc (ROP 3.00% December 15, 2020)
Cusip 776743AA4
Bonds 192,000
Offering Price $99.962
Spread 0.60%
Cost $191,927
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.34%
Syndicate Members BAML,JPM,MUFG,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/30/2015
Issuer Roper Technologies Inc (ROP 3.00% December 15, 2020)
Cusip 776743AA4
Bonds 62,000
Offering Price $99.962
Spread 0.60%
Cost $61,976
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.34%
Syndicate Members BAML,JPM,MUFG,WFC
Fund JPMorgan Core Bond Trust
Trade Date 12/2/2015
Issuer Commonwealth Bank of Australia (CBAAU 4.50% December 9, 2025 144A)
Cusip 2027A0HR3
Bonds 532,000
Offering Price $99.793
Spread 0.40%
Cost $530,899
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.22%
Syndicate Members CITI,GS,JPM
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 12/2/2015
Issuer Commonwealth Bank of Australia (CBAAU 4.50% December 9, 2025 144A)
Cusip 2027A0HR3
Bonds 201,000
Offering Price $99.793
Spread 0.40%
Cost $200,584
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.22%
Syndicate Members CITI,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 12/7/2015
Issuer Macys Retail Holdings Inc (M 3.45% January 15, 2021)
Cusip 55616XAN7
Bonds 509,000
Offering Price $99.899
Spread 0.60%
Cost $508,486
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.84%
Syndicate Members BAML,CS,GS,JPM,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 12/10/2015
Issuer Devon Energy Corporation (DVN 5.85% December 15, 2025)
Cusip 25179MAV5
Bonds 673,000
Offering Price $99.955
Spread 0.65%
Cost $672,697
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.79%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 12/10/2015
Issuer Schlumberger Holdings Corp (SLB 3.625% December 21, 2022 144A)
Cusip 806851AE1
Bonds 549,000
Offering Price $99.865
Spread 0.40%
Cost $548,259
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.03%
Syndicate Members BAML,DB,GS,JPM,MS,MUFG,RBCCM,SG
Fund JPMorgan Core Bond Trust
Trade Date 1/8/2016
Issuer Boston Properties LP (BXP 3.65% February 1, 2026)
Cusip 10112RAX2
Bonds 483,000
Offering Price $99.708
Spread 0.65%
Cost $481,590
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.69%
Syndicate Members BAML,DB,JPM,MS,TDSECS,USB
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 1/11/2016
Issuer EOG Resources, Inc. (EOG 4.15% January 15, 2026)
Cusip 26875PAP6
Bonds 300,000
Offering Price $99.854
Spread 0.65%
Cost $299,562
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.92%
Syndicate Members BARCS,CIBC,CITI,GS,JPM,MUFG,RBCCM,SCOTIA,SG,WFC
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2016
Issuer EOG Resources, Inc. (EOG 5.10% January 15, 2036)
Cusip 26875PAQ4
Bonds 902,000
Offering Price $99.702
Spread 0.88%
Cost $899,312
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.28%
Syndicate Members BARCS,CIBC,CITI,GS,JPM,MUFG,RBCCM,SCOTIA,SG,WFC
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2016
Issuer Ecolab Inc (ECL 3.25% January 14, 2023)
Cusip 278865AU4
Bonds 595,000
Offering Price $99.950
Spread 0.63%
Cost $594,703
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.21%
Syndicate Members BAML,JPM
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 1/11/2016
Issuer Ecolab Inc (ECL 3.25% January 14, 2023)
Cusip 278865AU4
Bonds 88,000
Offering Price $99.950
Spread 0.63%
Cost $87,956
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.21%
Syndicate Members BAML,JPM
Fund JPMorgan Core Bond Trust
Trade Date 1/12/2016
Issuer AmeriCredit Automobile Receivbles Trust 2016-1 A3 (AMCAR 2016-1 A3 1.81% October 8, 2020)
Cusip 03065VAD9
Bonds 999,000
Offering Price $99.985
Spread 0.35%
Cost $998,852
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.38%
Syndicate Members BPNPAR, DB, JPM, MS
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 1/12/2016
Issuer Macquarie Bank Limited (MQGAU 3.90% January 15, 2026 144A)
Cusip 55608PAW4
Bonds 300,000
Offering Price $100.000
Spread 0.38%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.48%
Syndicate Members BAML,CITI,JPM,MQB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 1/12/2016
Issuer Reliance Standard Life Global Funding II (TOMARI 3.05% January 20, 2021 144A)
Cusip 75951AAE8
Bonds 388,000
Offering Price $99.885
Spread 0.45%
Cost $387,554
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 13.28%
Syndicate Members CS,JPM,USB
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 1/12/2016
Issuer Reliance Standard Life Global Funding II (TOMARI 3.05% January 20, 2021 144A)
Cusip 75951AAE8
Bonds 90,000
Offering Price $99.885
Spread 0.45%
Cost $89,897
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 13.28%
Syndicate Members CS,JPM,USB
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/14/2016
Issuer Westlake Automobile Receivables Trust 2016-1A A2A (WLAKE 2016-1A A2A 1.82% January 15, 2019 144A)
Cusip 96042TAC8
Bonds 467,000
Offering Price $100.000
Spread 0.39%
Cost $467,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 13.72%
Syndicate Members JPM,WFC,BMO,CS
Fund JPMorgan Core Bond Trust
Trade Date 1/19/2016
Issuer Lloyds Bank PLC (LLOYDS 2.05% January 22, 2019)
Cusip 53944VAM1
Bonds 666,000
Offering Price $99.867
Spread 0.20%
Cost $665,114
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.50%
Syndicate Members BAML,JPM,LLOYDS,MS,TDSECS
Fund JPMorgan Core Bond Trust
Trade Date 1/21/2016
Issuer Drive Auto Receivables Trust 2016-A B (DRIVE 2016-A B 3.23% May 15, 2020 144A)
Cusip 26207YAE1
Bonds 1,898,000
Offering Price $99.994
Spread 0.19%
Cost $1,897,877
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 24.66%
Syndicate Members DB,JPM,BMO,LLOYDS, SANT,WFC
Fund JPMorgan Core Bond Trust
Trade Date 1/21/2016
Issuer Drive Auto Receivables Trust 2016-A C (DRIVE 2016-A C 4.15% May 17, 2021 144A)
Cusip 26207YAF8
Bonds 2,535,000
Offering Price $99.983
Spread 0.17%
Cost $2,534,574
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 21.07%
Syndicate Members DB,JPM,BMO,LLOYDS, SANT,WFC
Fund JPMorgan Core Bond Trust
Trade Date 1/22/2016
Issuer TransCanada Pipelines Ltd. (TRPCN 4.875% January 15, 2026)
Cusip 89352HAT6
Bonds 394,000
Offering Price $99.581
Spread 0.65%
Cost $392,349
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.16%
Syndicate Members DB,JPM
Fund JPMorgan Core Bond Trust
Trade Date 1/27/2016
Issuer FHLMC Multifamily Structured Pass-Through Certificates FHMS K052 A2 (FHMS 3.151% November 25, 2025)
Cusip 3137BMTX
Bonds 3,560,000
Offering Price $102.999
Spread 0.25%
Cost $3,666,750
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 5.97%
Syndicate Members BARCS,MS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 1/28/2016
Issuer Petroles Mexicanos (PEMEX 6.375% February 4, 2021 144A)
Cusip 71656LBJ9
Bonds 647,000
Offering Price $100.000
Spread 0.14%
Cost $647,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.16%
Syndicate Members BAML,BBVA,BSSA,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/28/2016
Issuer Petroles Mexicanos (PEMEX 6.375% February 4, 2021 144A)
Cusip 71656LBJ9
Bonds 149,000
Offering Price $100.000
Spread 0.14%
Cost $149,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.16%
Syndicate Members BAML,BBVA,BSSA,JPM
Fund JPMorgan Core Bond Trust
Trade Date 1/28/2016
Issuer Petroles Mexicanos (PEMEX 6.875% August 4, 2026 144A)
Cusip 71656LBK6
Bonds 538,000
Offering Price $99.815
Spread 0.17%
Cost $537,005
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.55%
Syndicate Members BAML,BBVA,BSSA,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/3/2016
Issuer The Home Depot, Inc. (HD 2.00% April 1, 2021)
Cusip 437076BL5
Bonds 573,000
Offering Price $99.644
Spread 0.35%
Cost $570,960
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.39%
Syndicate Members BAML,BARCS,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/3/2016
Issuer The Home Depot, Inc. (HD 3.00% April 1, 2026)
Cusip 437076BM3
Bonds 454,000
Offering Price $99.356
Spread 0.45%
Cost $451,076
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.71%
Syndicate Members BAML,BARCS,GS,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/16/2016
Issuer Apple Inc. (AAPL 2.25% February 23, 2021)
Cusip 037833BS8
Bonds 182,000
Offering Price $99.929
Spread 0.15%
Cost $181,871
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.81%
Syndicate Members BAML,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/16/2016
Issuer Apple Inc. (AAPL 4.50% February 23, 2036)
Cusip 037833BW9
Bonds 426,000
Offering Price $99.530
Spread 0.35%
Cost $423,998
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.97%
Syndicate Members BAML,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/16/2016
Issuer Comcast Corporation (CMCSA 2.75% March 1, 2023)
Cusip 20030NBR1
Bonds 500,000
Offering Price $99.847
Spread 0.35%
Cost $499,235
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.49%
Syndicate Members BARCS, BNPPAR, BAML, RBC, WFC,
Fund JPMorgan Core Bond Trust
Trade Date 2/16/2016
Issuer General Motors Company (GM 6.60% April 1, 2036)
Cusip 37045VAK6
Bonds 186,000
Offering Price $99.920
Spread 0.78%
Cost $185,851
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.87%
Syndicate Members CITI, DB, GS, BAML, MS, BARCS, BNPPAR, JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/16/2016
Issuer Honda Auto Receivables 2016-1 Owner Trust A-3 (HAROT 2016-1 A-3 1.57% December 18, 2019)
Cusip 43814NAC9
Bonds 207,000
Offering Price $99.986
Spread 0.26%
Cost $206,971
Dealer Executing Trade Well Fargo Advisors LLC
% of Offering  purchased by firm 14.37%
Syndicate Members JPM,MIZUHO,WFC,BAML
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/19/2016
Issuer Flagship Credit Auto Trust 2016-1 C (FCAT 2016-1 C 6.22% June 15, 2022 144A)
Cusip 33843MAE3
Bonds 400,000
Offering Price $99.262
Spread 0.40%
Cost $397,046
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 24.86%
Syndicate Members DB, BARCS, CITI, JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/19/2016
Issuer PepsiCo Inc., (PEP 4.45% April 14, 2046)
Cusip 713448DD7
Bonds 534,000
Offering Price $105.791
Spread 0.88%
Cost $564,924
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 2.03%
Syndicate Members BNPPAR,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 2/22/2016
Issuer Cisco Systems Inc. (CSCO 2.60% February 28, 2023)
Cusip 17275RBE1
Bonds 514,000
Offering Price $99.836
Spread 0.30%
Cost $513,157
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.00%
Syndicate Members BAML,BARCS,BNPPAR,HSBCL,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 2/22/2016
Issuer Express Scripts Holding Company (ESRX 3.30% February 25, 2021)
Cusip 30219GAL2
Bonds 305,000
Offering Price $99.790
Spread 0.60%
Cost $304,360
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 1.99%
Syndicate Members BAML,CITI,CS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 2/22/2016
Issuer UnitedHealth Group Inc. (UNH 3.10% March 15, 2026)
Cusip 91324PCV2
Bonds 697,000
Offering Price $99.921
Spread 0.45%
Cost $696,449
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 2.26%
Syndicate Members BARCS, GS, MIZHU, US BACORP, WFC, BMO, BNY MELLON
Fund JPMorgan Core Bond Trust
Trade Date 2/23/2016
Issuer Mitsubishi UFJ Financial Group, Inc. (MUFG 2.95% March 1, 2021)
Cusip 606822AA2
Bonds 422,000
Offering Price $99.792
Spread 0.35%
Cost $421,122
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 0.30%
Syndicate Members JPM,MS,MUFG
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/23/2016
Issuer Toyota Auto Receivables 2016-A Owner Trust A3 (TAOT 2016-A A3 1.25% March 16, 2020)
Cusip 89237KAD5
Bonds 375,000
Offering Price $99.994
Spread 0.25%
Cost $374,979
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.55%
Syndicate Members BAML, JPM, SMBC NIKKO
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/24/2016
Issuer Ally Auto Receivables Trust 2016-2 A3 (ALLYA 2016-2 A3 1.35% May 15, 2020)
Cusip 02007XAC0
Bonds 500,000
Offering Price $99.985
Spread 0.25%
Cost $499,925
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.40%
Syndicate Members BAML, BARCS, JPM, SOCGEN
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/25/2016
Issuer Johnson & Johnson (JNJ 2.05% March 1, 2023)
Cusip 478160BT0
Bonds 500,000
Offering Price $99.734
Spread 0.40%
Cost $498,670
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.84%
Syndicate Members BAML,CITI,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2016
Issuer Johnson & Johnson (JNJ  3.55% March 1, 2036)
Cusip 478160BU7
Bonds 546,000
Offering Price $99.475
Spread 0.88%
Cost $543,134
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,CITI,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 2/29/2016
Issuer Exxon Mobil Corporation (XOM 3.043% March 1, 2026)
Cusip 30231GAT9
Bonds 1,063,000
Offering Price $100.000
Spread 0.20%
Cost $1,063,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.78%
Syndicate Members BAML,BARCS,CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 2/29/2016
Issuer Exxon Mobil Corporation (XOM 4.114% March 1, 2046)
Cusip 30231GAW2
Bonds 393,000
Offering Price $100.000
Spread 0.43%
Cost $393,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.28%
Syndicate Members BAML,BARCS,CITI,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 2/29/2016
Issuer SunTrust Banks, Inc. ((STI 2.90% March 3, 2021)
Cusip 867914BK8
Bonds 253,000
Offering Price $99.783
Spread 0.30%
Cost $252,451
Dealer Executing Trade SunTrust Bank
% of Offering  purchased by firm 2.41%
Syndicate Members CITI, DB, MS, SUNTRUST, JPM, LEBENTHAL, MISCHLER